SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

DWS EAFE(R) Equity Index Fund             DWS Mid Cap Growth Fund

DWS Equity 500 Index Fund                 DWS Small Cap Growth Fund

DWS Equity Income Fund                    DWS S&P 500 Index Fund

DWS Japan Equity Fund                     DWS U.S. Bond Index Fund

DWS Latin America Equity Fund             DWS Value Builder Fund


The following information supplements or revises disclosure under "The Fund's Main Investment Strategy" section of the fund's prospectuses:

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


DWS Equity Income Fund                    DWS Latin America Equity Fund

DWS Floating Rate Plus Fund               DWS Value Builder Fund

DWS Japan Equity Fund


The following information supplements disclosure under "The Main Risks of Investing in the Fund" section of the fund's prospectuses:

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.



               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group
June 6, 2008
DMF-3667